SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2007
                                                           ------------

                                 Tasty Baking Company
                  --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


            Pennsylvania                    1-5084                23-1145880
            ------------                    ------                ----------
   (State or Other Jurisdiction of       (Commission          (I.R.S. Employer
    Incorporation or Organization)       File Number)        Identification No.)



           2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

         Effective May 10, 2007, Tasty Baking Company's (the "Company") Vice President, Corporate Controller, Paul D. Ridder, was appointed Vice President, Corporate Controller and Chief Accounting Officer. The position of Chief Accounting Officer was previously held by David S. Marberger, who continues to serve as the Company's Executive Vice President and Chief Financial Officer (Principal Financial Officer). Mr. Ridder, 35, is a CPA who joined the Company in March, 2007 as Vice President, Corporate Controller. Prior to joining the Company, Mr. Ridder was employed by Radnor Holdings Corporation ("Radnor"), a $0.5 billion global manufacturer and distributor of disposable foodservice and specialty chemical products. Mr. Ridder held various financial positions with Radnor, including Vice President Corporate Transactions from September, 2006 to March, 2007; Chief Financial Officer & Vice President Finance from September, 2005 to September, 2006; Vice President Finance & Corporate Controller from December, 2002 to September, 2005; and Corporate Controller from January 1998 to December 2002. He began his career with Price Waterhouse LLP.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TASTY BAKING COMPANY
                                        (Registrant)


         Date:  May 10, 2007           By: /s/ David S. Marberger
                                          --------------------------------------
                                       David S. Marberger
                                       Executive Vice President
                                       and Chief Financial Officer